UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 31, 2017

SENTIO HEALTHCARE PROPERTIES, INC.

 (KAREP Acquisitions Vehicle, LLC as successor by merger to Sentio Healthcare Properties, Inc.)

Maryland	000-53969	20-5721212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

189 South Orange Ave, Suite 1700

Orlando, FL 32801

(Address of principal executive offices)

407- 999-7679

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is being filed in connection with the completion on August 31, 2017 of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated May 3, 2017, by and among Sentio Healthcare Properties, Inc. (the “Company”), Sentio Healthcare Properties OP, L.P. (the “Company Operating Partnership” and, together with the Company, the “Company Parties”), KAREP Master JV, LLC (“Parent”), KAREP Acquisitions Vehicle, LLC, a wholly owned subsidiary of Parent (“Merger Sub” and together with Parent, the “Parent Parties”) and the Company’s external advisor, Sentio Investments, LLC (the “Advisor”), solely in its capacity as the Stockholders’ Representative (as defined in the Merger Agreement). Pursuant to the terms and conditions set forth in the Merger Agreement, on August 31, 2017, the Company merged with and into Merger Sub (the “Merger”), with Merger Sub continuing as the surviving entity (as the surviving entity in the Merger, the “Surviving Entity”).

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Merger and consistent with the terms of the Merger Consideration Allocation Agreement, the following agreements were terminated effective August 31, 2017: the advisory agreement dated as of January 1, 2013 (as amended by that certain Transition to Internal Management Agreement (as amended by those certain Amendments No. 1, No. 2, No. 3 and No. 4 to Transition to Internal Management Agreement)) and renewed for successive one-year terms with the most recent renewal term expiring December 31, 2017, between the Company and the Advisor; the Securities Purchase Agreement, dated as of February 10, 2013, among the Company Parties, and Sentinel RE Investment Holdings LP (“Sentinel”), as amended; and the Investor Rights Agreement, dated as of February 10, 2013, among Sentinel and the Company Parties, as amended.

Pursuant to the Merger Consideration Allocation Agreement upon completion of the Merger and the related termination of the Advisory Agreement, the Advisor received the consideration as set forth in the Merger Consideration Allocation Agreement. A description of the Merger Consideration Allocation Agreement is set forth under the caption “Merger Consideration Allocation Agreement” under Item 1.01 of the Current Report on Form 8-K filed by the Company with the U. S. Securities and Exchange Commission (the “SEC”) on May 4, 2017 and is incorporated herein by reference.

Item 2.01.	Completion of an Acquisition or Disposition.

On August 31, 2017, Merger Sub completed its acquisition of the Company pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of common stock, $0.01 par value per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time was automatically converted into, and cancelled in exchange for, (A) the right to receive (i) an amount in cash equal to $14.65, without interest, and less any required withholding taxes and (ii) one (1) Contingent Value Right (as defined in the Merger Agreement), and (B) each share of preferred stock, $0.01 par value per share, of the Company (the “Company Preferred Stock”) issued and outstanding was automatically converted into, and cancelled in exchange for the right to receive in cash an amount per share equal to the Liquidation Preference Amount (as defined in the Merger Agreement) payable in respect of such share of Company Preferred Stock, without any interest thereon and subject to any applicable withholding tax. In addition, immediately after the Effective Time, the Company Operating Partnership redeemed all OP Series B Preferred Units (as defined in the Merger Agreement) of the Company Operating Partnership not held by the Company Operating Partnership or the Surviving Entity, for the Aggregate Cash OP Series B Preferred Units Consideration (as defined in the Merger Agreement) and Contingent Value Rights, in each case as determined in accordance with the Merger Consideration Allocation Agreement entered into as of the date of the Merger Agreement and described in the Current Report on Form 8-K filed with the SEC on May 4, 2017 and incorporated herein by reference.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on May 4, 2017, and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the Effective Time, each holder of shares of Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of the holders of Common Stock to receive the merger consideration).

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and Merger Sub, as successor by merger to the Company, remained a wholly owned subsidiary of Parent.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In connection with the completion of the Merger and as contemplated by the Merger Agreement, at the Effective Time, each of John Mark Ramsey, Steven M. Pearson, James M. Skorheim, Barry A. Chase, Romeo Cefalo, Ronald Shuck, Billy Butcher, and Peter Sundheim, being all of the directors on the board of directors as of immediately prior to the Effective Time, tendered their respective resignations as directors from the board of directors of the Company and from all committees of the board of directors of the Company on which such directors served, effective as of the Effective Time. These resignations were not the result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 8.01.	Other Information

Merger Sub intends to file a Form 15 with the SEC requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock. Once such measures become effective, Merger Sub will no longer be required to prepare and file public reports and Merger Sub will cease to file reports with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 3, 2017, by and among the Company Parties, the Parent Parties and the Advisor (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 4, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, KAREP Acquisitions Vehicle, LLC (as successor by merger to Sentio Healthcare Properties, Inc.) has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAREP ACQUISITIONS VEHICLE, LLC, as successor by merger to Sentio Healthcare Properties, Inc.

Dated: August 31, 2017	By:	/s/ S. David Selznick
Name: S. David Selznick
Title: Vice President